Southern First Bancshares, Inc. (SFST)

Art Seaver – Chief Executive Officer
Justin Strickland – President
Mike Dowling – Chief Financial Officer

KBW Carolina Bank Conference
Tuesday November 15th, 2011

Forward Looking Statements:

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including continued general economic weakness, a further downturn in the economy, lower real estate values, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses, and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

Southern First Bancshares – Corporate Profile



Charlotte
NC
Greenville
SC
Atlanta
Columbia
GA

- **Established in 2000 – Greenville, SC**
- **$758 million in total assets (*)**
  - **7th largest bank headquartered in SC**
- **Greenville SC market – 4 offices**
  - **largest banking market in SC**
  - **#6 market share out of 34 banks (**)**
- **Columbia SC market – 2 offices**
  - **2nd largest banking market in SC**
  - **surpassed $140 million in deposits (*)**
- **SFST – 111 total employees**

(*) Sep 2011
(**) FDIC – June 2011

SFST: Investment Profile

- Superior Asset Quality
- Growing Client Relationships
- Earnings Momentum
- Leadership Team
- Unique / Efficient Model
- Stable / Growing Markets

Southern FIRST

Superior Asset Quality

Q3 2011 Highlights:

- NPA's = 1.65%
- 5 straight improving quarters
- Charge-offs = .62% YTD
- ALLL covers 95% of NPL's
- YTD credit costs down 18%



Non-performing Assets %
3.00%
2.50%
2.00%
1.50%
1.00%
2.40%
2.24%
2.03%
1.95%
1.73%
1.65%
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11
Sep '11

Southern FIRST

NPA Trend Analysis:

NPA Composite: ($ mil)

- Bank has total of 10 OREO properties as of Q3 2011



$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$16.7
$14.9
$14.9
$13.1
$12.5
$10.4
$9.3
$11.0
$10.2
$9.2
$6.3
$5.6
$3.9
$2.9
$3.3
Sep '10
Dec '10
Mar '11
Jun '11
Sep '11
NPL's
OREO

Loan Portfolio Mix: September 2011

- Construction / Development = only 3% of portfolio



Consumer
2%
Consumer
Real Estate
9%
Business
21%
Consumer
HELOC
19%
Construction/
Development
3%
Non Owner
Occupied CRE
24%
Owner Occupied
CRE
22%

Southern FIRST

Growing Client Relationships

Q3 2011 Highlights:

- $13.1 million in loan growth
- 32% increase in new transaction accounts
- Retail deposits increased $59 million YTD – 17.5% annualized growth rate
- Columbia deposits now exceed $140 million – 2 offices



Retail Deposits ($ mil)
$550
$500
$450
$400
$350
$300
Dec '09
Mar '10
Jun '10
Sep '10
Dec '10
Mar '11
Jun '11
Sep '11

Southern FIRST

Earnings Momentum

- Q3 Net income = $483 thousand
  - 43% increase over Q3 2010
- YTD Net income up 266% compared to same period 2010
- Q3 margin = 3.36%
  - 36 bps increase over Q3 2010
- YTD credit costs = $4.1 million
  - 18% decrease from 2010

Quarterly Net income ($ 000)
(Pre-tax / pre-provision) *



$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$1,256
$1,490
$1,565
$2,345
Dec '10
Mar '11
Jun '11
Sep '11

* Pre-tax / pre-provision is a Non-GAAP financial measure defined as Net Income + Income Tax Expense + Provision for Loan Losses

Southern FIRST

Leadership Team

- Significant market experience
- Community involvement and reputation
- Relationship builders
- Proven ability to outperform peers

Unique / Efficient Model

ClientFIRST



Assets per Employee ($ mil)
$8.0
$6.0
$4.0
$2.0
$0.0
$7.0
$4.2
Southern First
SC Banks

Jun 2011 FDIC

Southern FIRST

Vision & Focus

Improve core earnings strength

- Continue lowering credit costs and NPA's

- Drive margin improvement
  - Protect asset yields
  - Lower funding costs
    - $195 million in CD's mature in the next year
    - 70+ bps cost savings

Southern FIRST

Vision & Focus

Execute growth strategies

- Organic growth
  - Loan growth momentum is expanding
  - Core deposit and market share growth
  - Banker acquisition strategy
  - Market expansion opportunities

- Strategic opportunities
  - Well positioned for future opportunities

Vision & Focus

Monitor our capital plan:

- TARP dividend increases in 2014
- Current capital is sufficient for current organic growth plan
- Internally generated capital is expanding quickly
- Valuation / dilution

Southern FIRST

Vision & Focus

Lower regulatory risk profile & strengthen infrastructure:

- Create unforgettable client experiences
- Risk management systems
- Credit underwriting / post funding monitoring
- Learn lessons / keep focus
- Prepare for future opportunities

Southern FIRST

SFST: Investment Profile

- Superior Asset Quality
- Growing Client Relationships
- Earnings Momentum
- Leadership Team
- Unique / Efficient Model
- Stable / Growing Markets

Southern FIRST